                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      22
                NOTES TO FINANCIAL STATEMENTS      28
               REPORT OF INDEPENDENT AUDITORS      37

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      38
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      39
              TRUSTEE AND OFFICER INFORMATION      40

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE STRENGTH OF THE ECONOMY'S APPARENT, YET FRAGILE, RECOVERY GARNERED CONSIDERABLE ATTENTION THROUGHOUT THE REPORTING PERIOD. WEAK SECOND-QUARTER GROWTH, FOLLOWED BY ANECDOTAL EVIDENCE OF A MID-SUMMER ECONOMIC PERFORMANCE THAT WAS BELOW EXPECTATIONS, LEFT MANY WONDERING WHETHER THE THIRD QUARTER WOULD RECORD ANY POSITIVE PROGRESS. AS SUCH, AUGUST'S POSITIVE DEVELOPMENTS--IMPROVED CORPORATE PROFITS, STRONG RETAIL SALES, AND MODEST EMPLOYMENT GAINS--HELPED DOWNPLAY SUCH CONCERNS.

CONSUMER SPENDING REMAINED UNEXPECTEDLY STRONG THROUGHOUT THE REPORTING PERIOD, BOLSTERED BY 0-PERCENT FINANCING DEALS OFFERED BY AUTO MANUFACTURERS AND HISTORICALLY LOW MORTGAGE RATES THAT SPARKED ANOTHER SURGE IN HOME MORTGAGE REFINANCING. IN CONTRAST, BUSINESS SPENDING REMAINED AT SUBDUED, ALBEIT GRADUALLY GROWING LEVELS. BUT THE ONGOING CONCERN OF WAR WITH IRAQ AND SLOW JOB GROWTH COMBINED TO DRAG CONSUMER CONFIDENCE BACK TO LEVELS WITNESSED IN THE FOURTH QUARTER OF 2001.

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS. THIS POLICY SHIFT ONLY REINFORCED INVESTORS' CONCERNS ABOUT SLOW GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            4.8%
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 2000--August 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(August 31, 1992--August 31, 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                               LEHMAN BROTHERS
                                                                          CORPORATE BOND INDEX IS A
                                                                          MARKET-WEIGHTED INDEX OF       LIPPER CORPORATE BBB-
                                                                         INVESTMENT GRADE CORPORATE    RATED INDEX IS AN INDEX OF
                                                                         FIXED-RATE DEBT ISSUES WITH       FUNDS WITH SIMILAR
                                                                          MATURITIES OF ONE YEAR OR     INVESTMENT OBJECTIVES AS
                                                CORPORATE BOND FUND                MORE.+                     THIS FUND.*
                                                -------------------      ---------------------------   --------------------------
8/92                                                  9523.00                     10000.00                      10000.00
                                                      9611.00                     10121.00                      10121.00
                                                      9603.00                     10141.00                      10120.00
                                                     10064.00                     10653.10                      10650.00
                                                     10391.00                     11009.10                      10998.00
                                                     10824.00                     11391.80                      11392.00
12/93                                                10724.00                     11374.60                      11414.00
                                                     10450.00                     10974.10                      11035.00
                                                     10205.00                     10801.50                      10830.00
                                                     10249.00                     10880.70                      10905.00
12/94                                                10266.00                     10928.30                      10895.00
                                                     10785.00                     11575.50                      11413.00
                                                     11578.00                     12436.50                      12211.00
                                                     11882.00                     12729.60                      12506.00
12/95                                                12447.00                     13358.20                      13093.00
                                                     12046.00                     13013.40                      12826.00
                                                     12101.00                     13071.60                      12882.00
                                                     12301.00                     13332.60                      13166.00
12/96                                                12778.00                     13796.60                      13649.00
                                                     12686.00                     13657.50                      13558.00
                                                     13240.00                     14220.90                      14125.00
                                                     13803.00                     14777.40                      14674.00
12/97                                                14140.00                     15208.40                      15056.00
                                                     14403.00                     15441.70                      15320.00
                                                     14728.00                     15840.20                      15632.00
                                                     14886.00                     16415.50                      15825.00
12/98                                                15166.00                     16514.30                      15959.00
                                                     14948.00                     16398.20                      15925.00
                                                     14596.00                     16141.10                      15739.00
                                                     14633.00                     16188.40                      15737.00
12/99                                                14663.00                     16194.40                      15781.00
                                                     14831.00                     16426.30                      16075.00
                                                     14866.00                     16628.70                      16159.00
                                                     15321.00                     17139.00                      16570.00
12/00                                                15811.00                     17716.30                      17019.00
                                                     16337.00                     18474.00                      17592.00
                                                     16478.00                     18671.50                      17674.00
                                                     17042.00                     19386.50                      18137.00
12/01                                                17300.00                     19558.50                      18289.00
                                                     17034.00                     19507.00                      18236.00
                                                     17107.00                     20071.30                      18573.00
8/02                                                 17149.00                     20580.80                      18854.00

This chart compares your fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB- Rated Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Lipper Inc.
 (+) Lehman Brothers

RETURN HIGHLIGHTS

(as of August 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    0.54%     -0.22%     -0.22%
-------------------------------------------------------------------------
One-year total return(2)                 -4.28%     -4.01%     -1.17%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.77%      3.77%      4.01%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.54%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.74%      5.50%(3)    4.45%
-------------------------------------------------------------------------
Commencement date                      09/23/71   09/28/92   08/30/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.85%      5.36%      5.36%
-------------------------------------------------------------------------
SEC Yield(5)                              5.78%      5.32%      5.32%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended August 31, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                        PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of August 31, 2002
- AAA/Aaa............  20.0%   [PIE CHART]
- AA/Aa..............   7.0%
- A/A................  26.0%
- BBB/Baa............  41.9%
- BB/Ba..............   2.7%
- B/B................   0.1%
- Non-Rated..........   2.3%
As of August 31, 2001
- AAA/Aaa............   6.4%   [PIE CHART]
- AA/Aa..............   8.7%
- A/A................  28.7%
- BBB/Baa............  48.2%
- BB/Ba..............   7.3%
- B/B................   0.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Service/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended August 31, 2002)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/01                                                                            $0.0344
10/01                                                                           $0.0344
11/01                                                                           $0.0344
12/01                                                                           $0.0327
1/02                                                                            $0.0327
2/02                                                                            $0.0327
3/02                                                                            $0.0327
4/02                                                                            $0.0327
5/02                                                                            $0.0327
6/02                                                                            $0.0327
7/02                                                                            $0.0327
8/02                                                                            $0.0327

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      AUGUST 31, 2002                    AUGUST 31, 2001
                                                                      ---------------                    ---------------
Government Obligations                                                     19.40%                              6.30%
Life Insurance                                                              8.50%                              4.40%
Captive Finance                                                             7.30%                              2.20%
Banking                                                                     4.30%                             11.00%
Automotive                                                                  4.30%                              2.60%


   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED AUGUST 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. MEMBERS OF THE TEAM(1) INCLUDE DAVID S. HOROWITZ, VICE PRESIDENT AND GORDON W. LOERY, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A   The past 12 months have been an
extraordinarily turbulent time for the credit markets. The period began with the terrorist attacks of September 11, which precipitated one of the worst single months in the history of the credit markets, both for the investment-grade and high-yield areas. All sectors related to travel, including airlines, gaming and hotels, were especially hard hit as travel dropped around the world. Economically sensitive sectors also suffered as business activity nationwide came to a halt for several days. Sectors that had already been performing poorly, such as telecommunications, joined in the general decline.

    Much of that trend reversed, however, when investors' expectations for the economy turned positive in October. Fears of a prolonged recession gave way to an anticipation of imminent growth. At the same time, many investors saw securities, many of which had historically high yield spreads, as an attractive place to invest. As a result, the credit markets rallied strongly through the end of 2001, managing over that time to regain a portion of its September losses.

    The investment-grade corporate market continued to perform better through the first four months of 2002 as the economy appeared to be getting back on track. Those gains came to an end in May, however, when the corporate governance concerns came to light in tandem with a slump in the equity markets. These concerns began to overwhelm the credit markets when Qwest and WorldCom, two large investment-grade issuers, were downgraded to junk status. A stream of accounting scandals seriously undermined investor confidence in the financial statements of public companies, thereby adding to yield spread pressures.

    Against this volatile backdrop, sector performance varied highly. Many sectors, including those most sensitive to broader economic activity, experienced alternating periods of weak and strong performance in keeping with more pervasive investor expectations for economic growth. Telecommunications and cable continued their losing streaks while many consumer driven, travel and financial sectors performed more positively.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe to be an attractive level of income, as its monthly dividend of $0.0327 per Class A share translates to a distribution rate of 5.85 percent based on the fund's maximum offering price as of August 31, 2002. For the 12-month period ended August 31, 2002, the fund generated a total return of 0.54 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial adviser.

    By comparison, the Lehman Brothers Corporate Bond Index posted a total return of 6.36 percent and the Lipper Corporate BBB-Rated Index posted a total return of 3.06 percent for the same period. The Lehman Brothers Corporate Bond Index is a market-weighted index of investment grade corporate fixed-rate debt issues with maturities of one year or more that the fund's advisor believes is an appropriate benchmark for the fund. The Lipper Corporate BBB-Rated Index is an index of funds with similar investment objectives as this fund. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 5.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S PERFORMANCE RELATIVE TO THESE BENCHMARKS?

A   Toward the beginning of the
period, we began to move the fund to a more diversified posture to help reduce its overall risk profile. We successfully took some of the overweighted positions down over the course of the period, including above-market holdings in the telecommunications and cable sectors. However, in several instances, accounting scandals overwhelmed the market, and the portfolio suffered modestly.

Q   WHAT STRATEGIES DID YOU USE
    IN MANAGING THE FUND?

A   As mentioned, one of our primary
strategies was to attempt to reduce the fund's risk profile to protect shareholders in an uncertain economic environment. One of the key ways we did that was by diversifying the fund away from positions that we felt carried more risk. After intensive credit analysis, our analysts identified positions in the telecommunications, cable and energy sectors that we then moved proactively to reduce.

    Our second strategy was to upgrade the fund's overall credit profile. In a time of increasing economic and geopolitical uncertainty, our analysis indicated that lower-rated credits were generally not offering sufficient reward to justify the potential risks involved in holding them. As a result, we temporarily increased the fund's holdings of AAA-rated securities to 17 percent of the portfolio and reduced its exposure to securities rated below investment grade to only 3 percent by the end of the period.

    In keeping with this strategy, our purchases tended to be the securities of what we believed to be high-quality companies. We employed our bottom-up process to find companies that, in our view, were likely to perform well in a fairly flat, low-growth economic environment. Many of these companies were in the financial sector, which we expect to experience relatively low credit quality problems as a group. We also made some purchases in the travel sector, where our analysis indicated that several solid hotel companies had been oversold.

Q   WHAT IS YOUR OUTLOOK FOR THE
    CORPORATE BOND MARKET?

A   We are confident that the current
state of mistrust regarding public companies is likely to sort itself out in the coming months. With both management and auditors under enormous pressure to produce clean results, we think that the worst is behind us in terms of sheer numbers of negative announcements and revisions. This is likely to be a positive for investor confidence and, by extension, the corporate bond markets.

    As for the market itself, yields are currently at close to all-time high levels. We believe these attractive prices, coupled with low interest rates in the broader economy, could well begin to lure investors back to high yield. While this is of course impossible to predict with certainty, we believe that the current level of valuations is likely to prove beneficial for credit investors. The most significant unknown in this equation is the state of the U.S. economy. As always, we will continue to watch the market and economy closely for signs of opportunity.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DEFAULT: The failure to make required debt payments on time.

INVESTMENT-GRADE BONDS: Generally, securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          CORPORATE BONDS  76.8%
          AEROSPACE & DEFENSE  3.3%
$1,000    Lockheed Martin Corp. .................        8.200%   12/01/09   $  1,191,108
 1,000    Lockheed Martin Corp. .................        7.750    05/01/26      1,166,678
 1,000    Lockheed Martin Corp. .................        8.500    12/01/29      1,279,080
 3,370    Raytheon Co. ..........................        6.150    11/01/08      3,519,011
 3,475    Raytheon Co. ..........................        8.300    03/01/10      3,959,186
 1,270    United Technologies Corp. .............        6.100    05/15/12      1,370,284
                                                                             ------------
                                                                               12,485,347
                                                                             ------------
          AUTOMOTIVE  4.2%
   735    Arvinmeritor, Inc. ....................        6.625    06/15/07        728,443
 1,280    Arvinmeritor, Inc. ....................        8.750    03/01/12      1,358,249
 2,000    Daimler Chrysler NA Holding (a)........        7.375    09/15/06      2,215,220
   180    Daimler Chrysler NA Holding (a)........        7.300    01/15/12        193,817
 1,940    Daimler Chrysler NA Holding (a)........        8.500    01/18/31      2,268,070
 3,670    Dana Corp. (a).........................        9.000    08/15/11      3,523,200
   900    Delphi Corp. ..........................        6.125    05/01/04        933,032
 4,810    Ford Motor Co. (a).....................        7.450    07/16/31      4,197,615
   305    Hertz Corp. ...........................        7.625    08/15/07        305,598
   380    Hertz Corp. ...........................        7.400    03/01/11        358,240
                                                                             ------------
                                                                               16,081,484
                                                                             ------------
          BANKING  4.2%
 2,210    Citigroup, Inc. .......................        6.000    02/21/12      2,318,889
 3,820    Citigroup, Inc. .......................        5.625    08/27/12      3,840,215
   160    Citigroup, Inc. .......................        6.625    06/15/32        166,687
 1,225    Golden State Holdings, Inc. ...........        7.125    08/01/05      1,293,362
 5,355    JP Morgan Chase & Co. .................        6.750    02/01/11      5,690,785
 2,860    MBNA American Bank NA..................        6.500    06/20/06      2,937,861
                                                                             ------------
                                                                               16,247,799
                                                                             ------------
          BROKERAGE  3.2%
   970    Credit Suisse First Boston USA, Inc.
          (a)....................................        5.875    08/01/06      1,023,941
 2,685    Credit Suisse First Boston USA,
          Inc. ..................................        5.750    04/15/07      2,822,934
 3,265    Goldman Sachs Group, Inc. (a)..........        6.875    01/15/11      3,554,899
 1,000    Goldman Sachs Group, Inc., Ser B.......        7.800    01/28/10      1,144,881

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          BROKERAGE (CONTINUED)
$2,000    Lehman Brothers Holdings, Inc. ........        8.500%   05/01/07   $  2,329,560
 1,355    Lehman Brothers Holdings, Inc. ........        6.625    01/18/12      1,451,502
                                                                             ------------
                                                                               12,327,717
                                                                             ------------
          BUILDING MATERIALS  1.6%
 2,250    Centex Corp. (a).......................        7.875    02/01/11      2,524,351
 1,335    Centex Corp. (a).......................        7.500    01/15/12      1,476,196
   930    Masco Corp. ...........................        6.500    08/15/32        947,937
 1,160    Mohawk Industries, Inc., Ser D.........        7.200    04/15/12      1,268,858
                                                                             ------------
                                                                                6,217,342
                                                                             ------------
          CAPTIVE FINANCE  7.2%
 1,220    Boeing Capital Corp. ..................        6.100    03/01/11      1,236,901
   390    Boeing Capital Corp. ..................        5.800    01/15/13        385,386
   285    Case Credit Corp. (a)..................        6.125    02/15/03        275,314
 3,500    Ford Motor Credit Co. .................        6.875    02/01/06      3,517,755
 4,210    Ford Motor Credit Co. (a)..............        7.250    10/25/11      4,053,447
 5,905    General Electric Capital Corp. ........        6.750    03/15/32      6,313,006
   210    General Motors Acceptance Corp. .......        6.875    09/15/11        209,558
 6,300    General Motors Acceptance Corp. (a)....        8.000    11/01/31      6,476,350
 2,000    Heller Financial, Inc. ................        6.375    03/15/06      2,185,256
 2,500    International Lease Finance Corp. .....        8.375    12/15/04      2,728,750
                                                                             ------------
                                                                               27,381,723
                                                                             ------------
          CHEMICALS  0.4%
 1,400    Praxair, Inc. .........................        6.500    03/01/08      1,548,380
                                                                             ------------

          CONGLOMERATES  1.8%
 2,260    Cooper Industries Ltd. 144A-Private
          Placement (b)..........................        5.250    07/01/07      2,335,021
 4,370    Honeywell International, Inc. .........        6.125    11/01/11      4,659,499
                                                                             ------------
                                                                                6,994,520
                                                                             ------------
          CONSTRUCTION MACHINERY  0.5%
   460    Case Corp., Ser B (a)..................        6.250    12/01/03        441,754
 1,420    Kennametal, Inc. ......................        7.200    06/15/12      1,446,208
                                                                             ------------
                                                                                1,887,962
                                                                             ------------
          CONSUMER PRODUCTS  0.6%
 2,295    Monsanto Co. ..........................        7.375    08/15/12      2,317,826
                                                                             ------------

          ELECTRIC  3.4%
   535    Alliant Energy Resources, Inc. ........        7.000    12/01/11        513,708
 1,495    Detroit Edison Co. (a).................        6.125    10/01/10      1,539,470
 1,640    Duquesne Light Co., Ser O..............        6.700    04/15/12      1,771,754

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          ELECTRIC (CONTINUED)
$1,250    Niagara Mohawk Power Corp. ............        7.375%   08/01/03   $  1,298,700
 2,457    Niagara Mohawk Power Corp., Ser F......        7.625    10/01/05      2,718,850
   765    PG & E National Energy Group, Inc. ....       10.375    05/16/11        286,875
 2,120    PSEG Energy Holdings...................        9.125    02/10/04      1,866,302
 1,400    PSEG Energy Holdings, 144A-Private
          Placement (b)..........................        8.625    02/15/08      1,051,252
 2,000    Yorkshire Power Finance Ltd., Ser B
          (Cayman Islands).......................        6.496    02/25/08      2,021,536
                                                                             ------------
                                                                               13,068,447
                                                                             ------------
          ENVIRONMENTAL SERVICES  1.7%
 1,185    Republic Services, Inc. ...............        6.750    08/15/11      1,253,754
 1,220    Waste Management, Inc. ................        7.000    10/15/06      1,260,404
 1,745    Waste Management, Inc. ................        7.375    08/01/10      1,779,136
 2,600    Waste Management, Inc. ................        7.000    07/15/28      2,342,072
                                                                             ------------
                                                                                6,635,366
                                                                             ------------
          FOOD  1.4%
 2,000    ConAgra Foods, Inc. (a)................        7.500    09/15/05      2,214,084
 2,315    Safeway, Inc. .........................        5.800    08/15/12      2,384,519
 1,000    Smithfield Foods, Inc., Ser B..........        8.000    10/15/09        960,000
                                                                             ------------
                                                                                5,558,603
                                                                             ------------
          GAMING  2.1%
 3,515    Harrahs Operating Co., Inc. ...........        8.000    02/01/11      3,862,749
   890    MGM Mirage, Inc. ......................        8.500    09/15/10        945,948
 2,500    Park Place Entertainment Corp. ........        7.950    08/01/03      2,545,372
   650    Park Place Entertainment Corp. ........        7.500    09/01/09        649,642
                                                                             ------------
                                                                                8,003,711
                                                                             ------------
          HEALTHCARE  3.9%
 4,835    Aetna, Inc. (a)........................        7.375    03/01/06      5,136,984
 1,085    AmerisourceBergen Corp. ...............        8.125    09/01/08      1,133,825
 2,000    HCA, Inc. (a)..........................        6.910    06/15/05      2,091,376
 1,155    Healthsouth Corp. .....................        8.375    10/01/11        975,975
 1,000    Healthsouth Corp., 144A-Private
          Placement (b)..........................        7.625    06/01/12        802,590
 2,610    Tenet Healthcare Corp. ................        6.875    11/15/31      2,683,171
 1,840    Unitedhealth Group, Inc. ..............        5.200    01/17/07      1,933,971
                                                                             ------------
                                                                               14,757,892
                                                                             ------------
          HOME CONSTRUCTION  1.2%
 4,050    Pulte Homes, Inc. .....................        7.875    08/01/11      4,420,239
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          INTEGRATED ENERGY  1.0%
$1,020    Conoco, Inc. ..........................        6.950%   04/15/29   $  1,129,708
   500    Pemex Project, Inc. ...................        9.125    10/13/10        541,250
 2,000    Tosco Corp. ...........................        8.250    05/15/03      2,075,806
                                                                             ------------
                                                                                3,746,764
                                                                             ------------
          LIFE INSURANCE  8.3%
 4,030    Anthem Insurance Cos. Inc.,
          144A-Private Placement (b).............        9.125    04/01/10      4,667,602
 3,080    Cigna Corp. (a)........................        6.375    10/15/11      3,245,217
 2,790    Hartford Life, Inc. ...................        7.375    03/01/31      2,988,930
 3,450    Health Net, Inc. ......................        8.375    04/15/11      3,916,157
 4,550    John Hancock Co., 144A-Private
          Placement (b)..........................        7.375    02/15/24      4,865,793
 1,485    Metropolitan Life Insurance Co.,
          144A-Private Placement (b).............        7.800    11/01/25      1,646,148
   920    Nationwide Financial Services, Inc. ...        6.250    11/15/11        962,802
 1,150    Nationwide Mutual Insurance Co.,
          144A-Private Placement (b).............        7.500    02/15/24      1,114,836
   845    Nationwide Mutual Insurance Co.,
          144A-Private Placement (b).............        8.250    12/01/31        888,371
   565    New England Mutual Life Insurance Co.,
          144A-Private Placement (b).............        7.875    02/15/24        615,652
 1,740    Prudential Hldgs, LLC, Ser B,
          144A-Private Placement FSA (b).........        7.245    12/18/23      1,932,568
 4,415    Prudential Hldgs, LLC, Ser C,
          144A-Private Placement (b).............        8.695    12/18/23      4,951,943
                                                                             ------------
                                                                               31,796,019
                                                                             ------------
          LODGING  2.1%
 2,155    Hyatt Equities LLC, 144A-Private
          Placement (b)..........................        6.875    06/15/07      2,137,480
 1,080    Marriott International, Ser D..........        8.125    04/01/05      1,187,086
 1,290    Marriott International, Ser E,
          144A-Private Placement (b).............        7.000    01/15/08      1,398,770
 1,005    Starwood Hotels Resorts, 144A-Private
          Placement (b)..........................        7.375    05/01/07        987,412
 2,315    Starwood Hotels Resorts, 144A-Private
          Placement (b)..........................        7.875    05/01/12      2,274,487
                                                                             ------------
                                                                                7,985,235
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          MEDIA-CABLE  1.6%
$1,000    Comcast Cable Communications, Inc.
          (a)....................................        8.125%   05/01/04   $    985,449
 1,000    Comcast Cable Communications, Inc.
          (a)....................................        6.375    01/30/06        945,846
 1,805    Comcast Cable Communications, Inc. ....        8.375    05/01/07      1,725,723
   465    Comcast Cable Communications, Inc.
          (a)....................................        6.750    01/30/11        428,016
 2,000    TCI Communications, Inc. ..............        9.250    01/15/23      1,886,362
                                                                             ------------
                                                                                5,971,396
                                                                             ------------
          MEDIA-NONCABLE  3.2%
 2,650    AOL Time Warner, Inc. (a)..............        7.625    04/15/31      2,217,493
   870    Belo Corp. ............................        8.000    11/01/08        928,238
 2,500    Clear Channel Communications, Inc.
          (a)....................................        7.250    10/15/27      2,141,725
 1,250    Harcourt General, Inc. ................        8.875    06/01/22      1,587,982
 1,000    Harcourt General, Inc. ................        7.200    08/01/27      1,068,308
 3,000    News America Hldg, Inc. ...............        8.875    04/26/23      3,047,919
 1,215    News America, Inc. ....................        7.280    06/30/28      1,089,065
                                                                             ------------
                                                                               12,080,730
                                                                             ------------
          METALS  0.1%
   250    Inco Ltd. (Canada).....................        7.750    05/15/12        274,918
                                                                             ------------

          NATURAL GAS DISTRIBUTORS  0.2%
   865    Consolidated Natural Gas Co., Ser C
          (a)....................................        6.250    11/01/11        901,309
                                                                             ------------

          NONCAPTIVE-CONSUMER FINANCE  2.6%
 4,660    American Express Co. (a)...............        5.500    09/12/06      4,944,022
 1,000    Household Finance Corp. ...............        7.875    03/01/07      1,087,128
 4,040    Household Finance Corp. ...............        6.750    05/15/11      4,014,140
                                                                             ------------
                                                                               10,045,290
                                                                             ------------
          PAPER  2.4%
   940    Abitibi-Consolidated, Inc. (Canada)....        8.550    08/01/10        980,344
   900    Abitibi-Consolidated, Inc. (Canada)....        8.850    08/01/30        899,221
 1,500    Bowater Canada Finance (Canada)........        7.950    11/15/11      1,503,593
 1,675    Meadwestvaco Corp. ....................        6.850    04/01/12      1,795,714
   935    Sappi Papier Hldg AG, 144A-Private
          Placement (Austria) (b)................        6.750    06/15/12        992,588

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          PAPER (CONTINUED)
$  500    Stora Enso Corp. (Finland).............        7.375%   05/15/11   $    558,187
 2,130    Weyerhaeuser Co., 144A-Private
          Placement (b)..........................        6.750    03/15/12      2,275,541
                                                                             ------------
                                                                                9,005,188
                                                                             ------------
          PHARMACEUTICALS  1.1%
 2,000    Abbott Laboratories (a)................        5.625    07/01/06      2,128,106
 2,000    Eli Lilly & Co. .......................        5.500    07/15/06      2,120,614
                                                                             ------------
                                                                                4,248,720
                                                                             ------------
          PROPERTY & CASUALTY  1.1%
 3,535    Farmers Exchange Capital, 144A-Private
          Placement (b)..........................        7.050    07/15/28      2,165,103
 2,471    Farmers Insurance Exchange Surplus,
          144A-Private Placement (b).............        8.625    05/01/24      1,772,648
   395    Florida Windstorm Underwriting,
          144A-Private Placement (b).............        7.125    02/25/19        433,687
                                                                             ------------
                                                                                4,371,438
                                                                             ------------
          RAILROADS  1.6%
 1,500    CSX Corp. (a)..........................        6.750    03/15/11      1,652,513
 4,000    Union Pacific Corp. ...................        8.350    05/01/25      4,551,324
                                                                             ------------
                                                                                6,203,837
                                                                             ------------
          REAL ESTATE INVESTMENT TRUSTS  2.1%
 2,000    EOP Operating LP (a)...................        7.500    04/19/29      2,111,882
   705    Istar Financial, Inc. .................        8.750    08/15/08        722,625
 3,590    Simon Property Group LP................        6.375    11/15/07      3,807,267
   470    Simon Property Group LP, 144A-Private
          Placement (b)..........................        6.350    08/28/12        471,567
 1,020    Vornado Realty.........................        5.625    06/15/07      1,030,622
                                                                             ------------
                                                                                8,143,963
                                                                             ------------
          REFINING  0.1%
   250    Vintage Petroleum, Inc. ...............        7.875    05/15/11        233,750
                                                                             ------------

          RETAIL  3.1%
 2,360    CVS Corp. (a)..........................        5.500    02/15/04      2,442,159
 2,000    Federated Department Stores, Inc.
          (a)....................................        6.625    09/01/08      2,177,502
 1,500    Federated Department Stores, Inc.
          (a)....................................        6.300    04/01/09      1,571,996
   870    Lowe's Companies, Inc. ................        6.875    02/15/28        949,414
 1,710    Lowe's Companies, Inc. ................        6.500    03/15/29      1,786,610
 1,300    May Department Stores Co. .............        5.950    11/01/08      1,385,693

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          RETAIL (CONTINUED)
$  480    May Department Stores Co. .............        6.700%   09/15/28   $    486,789
   769    May Department Stores Co. .............        7.875    03/01/30        889,354
                                                                             ------------
                                                                               11,689,517
                                                                             ------------
          SUPERMARKETS  1.3%
 1,345    Albertson's, Inc. .....................        7.500    02/15/11      1,524,219
 3,000    Kroger Co. ............................        7.375    03/01/05      3,275,085
                                                                             ------------
                                                                                4,799,304
                                                                             ------------
          TELECOMMUNICATIONS  3.7%
 1,455    Alltel Corp. ..........................        7.000    07/01/12      1,541,082
   425    AT&T Corp. (c).........................  7.300/7.800    11/15/11        402,411
 3,685    AT&T Corp. (c).........................  8.000/8.500    11/15/31      3,271,359
 2,850    AT&T Wireless Services, Inc. (a).......        7.875    03/01/11      2,426,744
 1,435    Global Crossing Holdings Ltd. (Bermuda)
          (d) (e)................................        9.125    11/15/06         23,319
 1,565    Global Crossing Holdings Ltd. (Bermuda)
          (d) (e)................................        8.700    08/01/07         25,431
 1,500    Sprint Capital Corp. ..................        7.125    01/30/06      1,286,739
 1,000    Sprint Capital Corp. ..................        6.125    11/15/08        786,809
 1,000    Verizon Communications, Inc. ..........        7.510    04/01/09      1,020,633
 1,715    Verizon Communications, Inc. ..........        6.940    04/15/28      1,491,939
 1,500    Verizon Global Funding Corp. ..........        6.750    12/01/05      1,540,109
   165    Verizon New England, Inc. .............        6.500    09/15/11        165,442
                                                                             ------------
                                                                               13,982,017
                                                                             ------------
          TRANSPORTATION SERVICES  0.5%
 2,160    Hertz Corp. ...........................        7.625    06/01/12      2,055,869
                                                                             ------------
TOTAL CORPORATE BONDS  76.8%..............................................    293,469,622
                                                                             ------------
          CONVERTIBLE CORPORATE OBLIGATIONS  0.6%
          TECHNOLOGY  0.6%
 3,200    Corning, Inc. (Convertible into 26,657
          common shares).........................       *         11/08/15      1,408,000
 2,335    Solectron Corp. (Convertible into
          27,521 common shares) LYON.............       *         11/20/20      1,027,400
                                                                             ------------
                                                                                2,435,400
                                                                             ------------
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS...................................      2,435,400
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                COUPON       MATURITY      VALUE
          MORTGAGE BACKED SECURITIES  0.9%
$2,818    Government National Mortgage
          Association Pool.......................        7.000%   05/15/31   $  2,952,411
   382    World Financial Property, 144A-Private
          Placement (b)..........................        6.910    09/01/13        406,788
                                                                             ------------
TOTAL MORTGAGE BACKED SECURITIES..........................................      3,359,199
                                                                             ------------
          GOVERNMENT OBLIGATIONS  19.0%
 1,500    Ontario Province (Canada)..............        7.625    06/22/04      1,637,283
 1,000    Republic of Italy (Italy)..............        5.250    04/05/06      1,064,390
 2,000    Saskatchewan Province (Canada).........        8.000    07/15/04      2,195,300
 2,000    United Mexican States (Mexico).........       10.375    02/17/09      2,355,000
 2,665    United Mexican States (Mexico).........        8.375    01/14/11      2,844,888
   745    United Mexican States (Mexico).........        7.500    01/14/12        764,556
   700    United Mexican States (Mexico).........        8.300    08/15/31        693,000
 2,200    United States Treasury Bonds...........       11.625    11/15/02      2,243,314
 5,500    United States Treasury Bonds...........       10.750    02/15/03      5,723,443
41,300    United States Treasury Bonds...........       10.750    05/15/03     43,932,916
 4,800    United States Treasury Bonds...........       11.875    11/15/03      5,375,251
 3,500    United States Treasury Notes (a).......        5.875    11/15/04      3,774,260
                                                                             ------------
TOTAL GOVERNMENT OBLIGATIONS..............................................     72,603,601
                                                                             ------------

          ASSET BACKED SECURITIES  0.7%
   637    Continental Airlines, Inc. ............        6.545    08/02/20        574,479
   180    Continental Airlines, Inc. ............        6.648    03/15/19        161,849
 2,099    Continental Airlines, Inc. ............        6.900    01/02/18      1,954,142
                                                                             ------------
TOTAL ASSET BACKED SECURITIES.............................................      2,690,470
                                                                             ------------

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCK  0.0%
OTHER UTILITIES  0.0%
McLeodUSA, Inc. (Warrants of Class A expiring 04/16/07)
  (f).......................................................   970     $         87
                                                                       ------------
CONVERTIBLE PREFERRED STOCK  0.0%
TELECOMMUNICATIONS  0.0%
McLeodUSA, Inc., Ser A--Convertible Preferred...............   438            1,034
                                                                       ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                               VALUE
TOTAL LONG-TERM INVESTMENTS  98.0%
(Cost $369,556,988).................................................   $374,559,413
                                                                       ------------

SHORT-TERM INVESTMENTS  0.9%
REPURCHASE AGREEMENT  0.7%
BankAmerica ($2,869,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/30/02, to be sold
  on 09/03/02 at $2,869,590)........................................      2,869,000
                                                                       ------------

U.S. TREASURY OBLIGATIONS  0.2%
United States Treasury Bill ($500,000 par, yielding 1.721%, 01/16/03
  maturity) (a).....................................................        496,746
United States Treasury Bill ($300,000 par, yielding 1.885%, 10/17/02
  maturity).........................................................        299,280
                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS.....................................        796,026
                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,665,026).................................................      3,665,026
                                                                       ------------
TOTAL INVESTMENTS  98.9%
  (Cost $373,222,014)...............................................    378,224,439
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.........................      4,026,593
                                                                       ------------
NET ASSETS  100.0%..................................................   $382,251,032
                                                                       ============

 *  Zero coupon bond

(a) Asset segregated as collateral for open futures transactions.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) Non-income producing as security is in default.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Non-income producing security.

LYON--Liquid Yield Option Rate

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
Total Investments (Cost $373,222,014).......................  $378,224,439
Cash........................................................           470
Receivables:
  Interest..................................................     7,472,751
  Investments Sold..........................................     3,850,393
  Fund Shares Sold..........................................       992,918
Other.......................................................        95,173
                                                              ------------
    Total Assets............................................   390,636,144
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,092,946
  Fund Shares Repurchased...................................     1,141,163
  Income Distributions......................................       368,014
  Distributor and Affiliates................................       248,523
  Investment Advisory Fee...................................       144,928
  Variation Margin on Futures...............................       102,438
Accrued Expenses............................................       144,371
Trustees' Deferred Compensation and Retirement Plans........       142,729
                                                              ------------
    Total Liabilities.......................................     8,385,112
                                                              ------------
NET ASSETS..................................................  $382,251,032
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $399,388,618
Net Unrealized Appreciation.................................     4,415,201
Accumulated Undistributed Net Investment Income.............    (2,131,370)
Accumulated Net Realized Loss...............................   (19,421,417)
                                                              ------------
NET ASSETS..................................................  $382,251,032
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $246,517,171 and 38,561,592 shares of
    beneficial interest issued and outstanding).............  $       6.39
    Maximum sales charge (4.75%* of offering price).........           .32
                                                              ------------
    Maximum offering price to public........................  $       6.71
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $112,323,729 and 17,609,912 shares of
    beneficial interest issued and outstanding).............  $       6.38
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $23,410,132 and 3,669,884 shares of
    beneficial interest issued and outstanding).............  $       6.38
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 23,608,591
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $594,864, $1,060,527 and $210,174,
  respectively).............................................     1,865,565
Investment Advisory Fee.....................................     1,644,025
Shareholder Services........................................       813,500
Custody.....................................................        38,020
Trustees' Fees and Related Expenses.........................        25,115
Legal.......................................................        13,711
Other.......................................................       294,660
                                                              ------------
    Total Expenses..........................................     4,694,596
    Less Credits Earned on Cash Balances....................         8,125
                                                              ------------
    Net Expenses............................................     4,686,471
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 18,922,120
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(16,011,898)
  Futures...................................................     3,816,055
                                                              ------------
Net Realized Loss...........................................   (12,195,843)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    10,418,019
                                                              ------------
  End of the Period:
    Investments.............................................     5,002,425
    Futures.................................................      (587,224)
                                                              ------------
                                                                 4,415,201
                                                              ------------
Net Unrealized Depreciation During the Period...............    (6,002,818)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(18,198,661)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $    723,459
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED         YEAR ENDED
                                                       AUGUST 31, 2002    AUGUST 31, 2001
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  18,922,120      $  17,143,907
Net Realized Loss.....................................    (12,195,843)          (189,405)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     (6,002,818)        13,621,091
                                                        -------------      -------------
Change in Net Assets from Operations..................        723,459         30,575,593
                                                        -------------      -------------

Distributions from Net Investment Income:
  Class A Shares......................................    (14,216,903)       (12,340,865)
  Class B Shares......................................     (5,593,096)        (4,014,862)
  Class C Shares......................................     (1,108,399)          (854,129)
                                                        -------------      -------------
Total Distributions...................................    (20,918,398)       (17,209,856)
                                                        -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (20,194,939)        13,365,737
                                                        -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    191,497,372        181,425,078
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     16,451,045         13,392,603
Cost of Shares Repurchased............................   (139,588,118)      (108,316,424)
                                                        -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     68,360,299         86,501,257
                                                        -------------      -------------
TOTAL INCREASE IN NET ASSETS..........................     48,165,360         99,866,994
NET ASSETS:
Beginning of the Period...............................    334,085,672        234,218,678
                                                        -------------      -------------
End of the Period (Including accumulated undistributed
  net investment income of ($2,131,370) and $275,152,
  respectively).......................................  $ 382,251,032      $ 334,085,672
                                                        =============      =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS A SHARES                             ----------------------------------------------
                                           2002 (c)    2001    2000 (a)    1999     1998
                                           ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $ 6.75    $ 6.43    $ 6.53    $ 7.03   $ 6.97
                                            ------    ------    ------    ------   ------
  Net Investment Income..................      .37       .41       .43       .43      .45
  Net Realized and Unrealized
    Gain/Loss............................     (.33)      .33      (.12)     (.49)     .09
                                            ------    ------    ------    ------   ------
Total from Investment Operations.........      .04       .74       .31      (.06)     .54
Less Distributions from Net Investment
  Income.................................      .40       .42       .41       .44      .48
                                            ------    ------    ------    ------   ------
NET ASSET VALUE, END OF THE PERIOD.......   $ 6.39    $ 6.75    $ 6.43    $ 6.53   $ 7.03
                                            ======    ======    ======    ======   ======

Total Return (b).........................    0.54%    12.10%     5.01%    -1.02%    7.89%
Net Assets at End of the Period (In
  millions)..............................   $246.5    $221.4    $167.7    $172.9   $186.0
Ratio of Expenses to Average Net Assets
  (c)....................................    1.03%     1.07%     1.15%     1.08%    1.08%
Ratio of Net Investment Income to Average
  Net Assets (c).........................    5.48%     6.56%     6.80%     6.26%    6.40%
Portfolio Turnover.......................      82%      112%       94%       43%      17%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 6.00% to 5.48%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS B SHARES                           -------------------------------------------------
                                         2002 (c)     2001     2000 (a)     1999     1998
                                         -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $ 6.74     $ 6.42     $6.51      $ 7.01    $6.96
                                          ------     ------     -----      ------    -----
  Net Investment Income................      .32        .37       .39         .38      .41
  Net Realized and Unrealized
    Gain/Loss..........................     (.33)       .32      (.12)       (.49)     .07
                                          ------     ------     -----      ------    -----
Total from Investment Operations.......     (.01)       .69       .27        (.11)     .48
Less Distributions from Net Investment
  Income...............................      .35        .37       .36         .39      .43
                                          ------     ------     -----      ------    -----
NET ASSET VALUE, END OF THE PERIOD.....   $ 6.38     $ 6.74     $6.42      $ 6.51    $7.01
                                          ======     ======     =====      ======    =====

Total Return (b).......................   -0.22%     11.28%     4.34%      -1.78%    6.95%
Net Assets at End of the Period (In
  millions)............................   $112.3     $ 93.8     $54.5      $ 54.0    $53.8
Ratio of Expenses to Average Net Assets
  (c)..................................    1.78%      1.82%     1.92%       1.86%    1.85%
Ratio of Net Investment Income to
  Average Net Assets (c)...............    4.73%      5.81%     6.03%       5.47%    5.59%
Portfolio Turnover.....................      82%       112%       94%         43%      17%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 21, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS C SHARES                           -------------------------------------------------
                                         2002 (c)     2001     2000 (a)     1999     1998
                                         -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $ 6.74     $ 6.42     $6.51      $ 7.01    $6.96
                                          ------     ------     -----      ------    -----
  Net Investment Income................      .32        .37       .39         .39      .42
  Net Realized and Unrealized
    Gain/Loss..........................     (.33)       .32      (.12)       (.50)     .06
                                          ------     ------     -----      ------    -----
Total from Investment Operations.......     (.01)       .69       .27        (.11)     .48
Less Distributions from Net Investment
  Income...............................      .35        .37       .36         .39      .43
                                          ------     ------     -----      ------    -----
NET ASSET VALUE, END OF THE PERIOD.....   $ 6.38     $ 6.74     $6.42      $ 6.51    $7.01
                                          ======     ======     =====      ======    =====

Total Return (b).......................   -0.22%     11.28%     4.34%      -1.78%    6.95%
Net Assets at End of the Period (In
  millions)............................   $ 23.4     $ 18.9     $12.0      $ 14.3    $ 9.8
Ratio of Expenses to Average Net Assets
  (c)..................................    1.78%      1.84%     1.92%       1.86%    1.85%
Ratio of Net Investment Income to
  Average Net Assets (c)...............    4.73%      5.79%     6.03%       5.47%    5.55%
Portfolio Turnover.....................      82%       112%       94%         43%      17%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to September 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $448,825 reduction in cost of securities and a corresponding $448,825 increase in net unrealized appreciation based on securities held by the Fund on September 1, 2001.

    The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $1,879,677; decrease net unrealized depreciation by $1,294,019, and decrease net realized losses by $585,658. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income and a decrease in net realized loss of $38,581.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $6,463,488 which will expire between August 31, 2008 and 2009.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $375,019,940
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,409,744
Gross tax unrealized depreciation...........................     (10,205,245)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  3,204,499
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distribution paid from:
  Ordinary Income.........................................  $20,898,347    $17,194,659
  Long-term capital gain..................................           --             --
                                                            -----------    -----------
                                                            $20,898,347    $17,194,659
                                                            ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences of $38,581 relating to the recognition of net realized gains on paydowns of mortgage pool obligations was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $796,321

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of losses

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

relating to wash sale transactions and gains or losses recognized for tax purposes on open futures contracts at August 31, 2002.

F. EXPENSE REDUCTIONS During the year ended August 31, 2002, the Fund's custody fee was reduced by $8,125 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended August 31, 2002, the Fund recognized expenses of approximately $13,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $36,100 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $667,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $58,500 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2002, capital aggregated $260,027,643, $115,165,951 and
$24,195,024 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   17,230,700    $ 113,453,070
  Class B...............................................    9,602,063       63,335,340
  Class C...............................................    2,235,298       14,708,962
                                                          -----------    -------------
Total Sales.............................................   29,068,061    $ 191,497,372
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,739,745    $  11,443,287
  Class B...............................................      638,312        4,189,631
  Class C...............................................      124,633          818,127
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,502,690    $  16,451,045
                                                          ===========    =============
Repurchases:
  Class A...............................................  (13,203,530)   $ (86,712,392)
  Class B...............................................   (6,551,762)     (43,000,505)
  Class C...............................................   (1,501,806)      (9,875,221)
                                                          -----------    -------------
Total Repurchases.......................................  (21,257,098)   $(139,588,118)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2001, capital aggregated $221,843,678, $90,641,485, and
$18,543,156 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   16,811,019    $ 110,957,903
  Class B...............................................    8,697,462       57,190,483
  Class C...............................................    2,009,771       13,276,692
                                                          -----------    -------------
Total Sales.............................................   27,518,252    $ 181,425,078
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,476,272    $   9,719,013
  Class B...............................................      461,575        3,033,965
  Class C...............................................       97,286          639,625
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,035,133    $  13,392,603
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,560,093)   $ (76,227,364)
  Class B...............................................   (3,726,218)     (24,426,495)
  Class C...............................................   (1,169,358)      (7,662,565)
                                                          -----------    -------------
Total Repurchases.......................................  (16,455,669)   $(108,316,424)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2002 and August 31, 2001, 933,528 and 678,471 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2002 and August 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHANGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   4.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the year ended August 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $188,200 and CDSC on redeemed shares of approximately $294,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $364,325,209 and $277,298,401, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in a very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended August 31, 2002, were as follows:

                                                                CONTRACTS
Outstanding at August 31, 2001..............................        395
Futures Opened..............................................      4,063
Futures Closed..............................................     (3,817)
                                                                 ------
Outstanding at August 31, 2002..............................        641
                                                                 ======

    The futures contracts outstanding as of August 31, 2002, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 2 Year Futures, December 2002
    (Current Notional Value of $212,703 per contract).......      70         $  29,126
SHORT CONTRACTS:
  U.S. Treasury Bonds, December 2002
    (Current Notional Value of $109,688 per contract).......      24           (30,940)
  U.S. Treasury Bonds, September 2002
    (Current Notional Value of $110,875 per contract).......      47          (425,040)
  U.S. Treasury Notes 10 Year Futures, December 2002
    (Current Notional Value of $111,781 per contract).......     101           (82,847)
  U.S. Treasury Notes 10 Year Futures, September 2002
    (Current Notional Value of $113,172 per contract).......      53            28,382
  U.S. Treasury Notes 5 Year Futures, December 2002
    (Current Notional Value of $111,172 per contract).......     220          (105,793)
  U.S. Treasury Notes 5 Year Futures, September 2002
    (Current Notional Value of $112,031 per contract).......     126              (112)
                                                                 ---         ---------
                                                                 641         $(587,224)
                                                                 ===         =========

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2002, are payments retained by Van Kampen of approximately $946,600, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $100,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Corporate Bond Fund (the "Fund"), as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.
Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
1744 R Street, N.W.                        since 1995  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.
Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 1999  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.
John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
17, 117, 217                                                   Member NASD/SIPC.
CORP ANR 10/02                                                  8075J02-AP-10/02